Exhibit 99.2

[Exelon Energy Delivery Brochure - Summer 2002

The brochure is divided into 4 major areas. The first area provides an overview of Exelon Energy Delivery (EED) and general statistical information about Commonwealth Edison Company (ComEd) and PECO Energy Company (PECO).

The second area of the brochure is focused on Exelon's vision to become the best and most consistently profitable electricity and gas company in the United States. This area includes current and target statistics for 1999 through 2004 to illustrate our expected progress in achieving this vision by optimizing customer satisfaction, creating a high performing organization and maximizing financial returns.

The third area of the brochure outlines regulatory initiatives, including constructive regulatory environments, competition growth and state level developments for Illinois and Pennsylvania.

Finally, the last area of the brochure is titled "Energy Delivery - Building for the Future" and addresses EED's commitment to achieve high system reliability by minimizing outage frequency and duration.]

[Area 1]
                                                                   [Exelon Logo]

Exelon Energy Delivery

Exelon strives to build exceptional value - by becoming the best and most consistently profitable electricity and gas company in the United States

This vision means that Exelon Energy Delivery (EED) plans to

- Revolutionize the meaning, function and perception of utility service
- Provide increasingly more reliable and affordable services
- Be preferred by customers
- Meet and exceed the expectations of our investors
- Provide extraordinary opportunities for employees with diverse talents and backgrounds

Energy Delivery Footprint

ComEd                                       3.6 million electric customers

PECO                                        1.5 million electric customers
                                            0.4 million gas customers

Exelon Energy Delivery                      5.1 million electric customers
                                            0.4 million gas customers

ComEd 2001
Revenues (in millions)................................       $    6,206
Service area (square miles)...........................           11,300
Electric deliveries (GWhs)............................           85,606
All-time electric system peak (MWs)...................           21,804 (8-1-02)

Electric transmission:
Voltage (volts)/Circuit miles.........................                765,000/90
                                                                   345,000/2,590
                                                                   138,000/2,110

Electric distribution:
Pole-line miles.......................................     40,633 overhead lines
Cable miles...........................................  38,798 underground lines

Gas deliveries (mmcf).................................                       N/A
Gas pipeline miles....................................                       N/A
Employees.............................................                     8,000

PECO 2001
Revenues (in millions)................................       $    3,965
Service area (square miles)...........................            2,100
Electric deliveries (GWhs)............................           34,866
All-time electric system peak (MWs)...................            8,164(8-14-02)
Electric transmission:
Voltage (volts)/Circuit miles...... ..................               500,000/891
                                                                   220,000/1,634
                                                                      132,000/15

Electric distribution:
Pole-line miles.......................................     21,009 overhead lines
Cable miles...........................................  21,002 underground lines

Gas deliveries (mmcf).................................                    81,528
Gas pipeline miles....................................                    11,401
Employees.............................................                     3,000

N/A = Not applicable

Strategic focus areas and value drivers

Customers
o Achieve high system reliability
o Optimize customer satisfaction

Employees
o Maintain a safe environment
o Create a high performing organization

Shareholders
o Maximize financial returns
o Build for the future

[Area 2]

VISION: TO BECOME THE BEST AND MOST CONSISTENTLY PROFITABLE ELECTRICITY AND GAS COMPANY IN THE UNITED STATES

Strategic Focus Areas
Customers - Employees - Shareholders

Optimize Customer Satisfaction

Exelon Energy Delivery targets first quartile in customer satisfaction by year end 2004

Customer Satisfaction Index Goal

[Bar graph depicting the expected increasing trend in Exelon Energy Deliveries' Customer Satisfaction Index Goal as compared to the 1st Quartile. The graph shows Exelon Energy Deliveries' 2001 Actual Customer Satisfaction Index of 78 and the Customer Satisfaction Index Goal for the years 2002 through 2004 trending upward, reaching the 1st Quartile at 85 in 2004.

                      2001 actual     2002 goal     2003 goal       2004 goal
Index                         78            79            83              85
1st quartile = 85

To the right of the graph the following key strategies are noted:]

Key Strategies
- Targeted reliability improvements
- Enhanced customer outage communications
- Improved Exelon image

- Customer technology improvements
- High-quality customer interactions

ComEd System Performance History - Reliability

[Below this header are two charts side by side as described below from left to right.

The chart to the left is a line chart showing average interruptions per year for the years 1999 through 2001 with a linear regression line depicting the downward trend of average interruptions per year for the following data points:
                        Avg
Year        Month       Interruptions/Year
1998        Dec                         2.21
1999        Jan                         2.22
1999        Feb                         2.21
1999        Mar                         1.82
1999        Apr                         1.82
1999        May                         1.76
1999        Jun                         1.72
1999        Jul                         1.83
1999        Aug                         1.74
1999        Sep                         1.69
1999        Oct                         1.66
1999        Nov                         1.49
1999        Dec                         1.49
2000        Jan                         1.41
2000        Feb                         1.44
2000        Mar                         1.43
2000        Apr                         1.48
2000        May                          1.6
2000        Jun                         1.52
2000        Jul                         1.35
2000        Aug                          1.4
2000        Sep                         1.46
2000        Oct                         1.48
2000        Nov                         1.47
2000        Dec                         1.46
2001        Jan                         1.44
2001        Feb                         1.38
2001        Mar                         1.37
2001        Apr                         1.36
2001        May                         1.23
2001        Jun                         1.24
2001        Jul                         1.31
2001        Aug                         1.33
2001        Sep                         1.29

2001        Oct                         1.34
2001        Nov                         1.35
2001        Dec                         1.32

Across the top center of the chart there is the following wording:] Fewer Interruptions (Frequency)

[Above the linear regression line is the following word:] Trend

[Along the x-axis of the chart is the following phrase:] 40% Improvement

[The chart to the right is a line chart showing minutes per interruption per year for the years 1999 through 2001 with a linear regression line depicting the downward trend of the duration interruptions per year for the following data points:

Year        Month       Minutes/Interruption
1998        Dec                            273
1999        Jan                            274
1999        Feb                            274
1999        Mar                            212
1999        Apr                            211
1999        May                            205
1999        Jun                            195
1999        Jul                            207
1999        Aug                            184
1999        Sep                            176
1999        Oct                            175
1999        Nov                            136
1999        Dec                            138
2000        Jan                            136
2000        Feb                            132
2000        Mar                            131
2000        Apr                            134
2000        May                            158
2000        Jun                            154
2000        Jul                            129
2000        Aug                            139
2000        Sep                            141
2000        Oct                            144
2000        Nov                            144
2000        Dec                            145
2001        Jan                            145
2001        Feb                            148
2001        Mar                            148
2001        Apr                            144
2001        May                            112
2001        Jun                            116

2001        Jul                            120
2001        Aug                            110
2001        Sep                            105
2001        Oct                            103
2001        Nov                            103
2001        Dec                            103

Across the top center of the chart there is the following wording:] Shorter Interruptions (Duration)

[Above the linear regression line is the following word:] Trend

[Along the x-axis of the chart is the following phrase:] 62% Improvement

PECO System Performance History - Reliability

[Below this header are two charts side by side as described below from left to right.

The chart to the left is a line chart showing average interruptions per year for the years 1999 through 2001 with a linear regression line depicting the downward trend of average interruptions per year for the following data points:

                         Avg
 Year       Month        Interruptions/Year
 1998       Dec                       1.4224
 1999       Jan                     1.523008
 1999       Feb                     1.501634
 1999       Mar                      1.61093
 1999       Apr                     1.594439
 1999       May                     1.575076
 1999       Jun                     1.226508
 1999       Jul                      1.28189
 1999       Aug                      1.40679
 1999       Sep                     1.651984
 1999       Oct                     1.691979
 1999       Nov                     1.765955
 1999       Dec                     1.757855
 2000       Jan                     1.680432
 2000       Feb                     1.672717
 2000       Mar                     1.540906
 2000       Apr                     1.600627
 2000       May                     1.593041
 2000       Jun                     1.552052
 2000       Jul                     1.505015
 2000       Aug                     1.388201
 2000       Sep                     1.133981

 2000       Oct                     1.093353
 2000       Nov                     1.015979
 2000       Dec                     1.095504
 2001       Jan                     1.091026
 2001       Feb                     1.190618
 2001       Mar                     1.219503
 2001       Apr                       1.1909
 2001       May                     1.159288
 2001       Jun                     1.213231
 2001       Jul                      1.20471
 2001       Aug                      1.31049
 2001       Sep                     1.290993
 2001       Oct                     1.292222
 2001       Nov                     1.291571
 2001       Dec                     1.261615

Across the top center of the chart there is the following wording:] Fewer Interruptions (Frequency)

[Above the linear regression line is the following word:] Trend

[Along the x-axis of the chart is the following phrase:] 27% Improvement

[The chart to the right is a line chart showing minutes per interruption per year for the years 1999 through 2001 with a linear regression line depicting the downward trend of the duration interruptions per year for the following data points:

Year        Month       Minutes/Interruption
1998        Dec                       221.6927
1999        Jan                       219.9012
1999        Feb                       221.6542
1999        Mar                       241.4342
1999        Apr                       243.5413
1999        May                       236.3867
1999        Jun                         149.53
1999        Jul                       149.6027
1999        Aug                       165.1099
1999        Sep                       231.2344
1999        Oct                       228.1254
1999        Nov                       233.7525
1999        Dec                       235.0806
2000        Jan                       235.4151
2000        Feb                       236.4324
2000        Mar                       219.3873
2000        Apr                       215.5133
2000        May                       215.0856
2000        Jun                       218.8437

2000        Jul                       217.2127
2000        Aug                       206.9334
2000        Sep                        108.025
2000        Oct                       109.7554
2000        Nov                       90.43216
2000        Dec                       96.34893
2001        Jan                         96.119
2001        Feb                       115.9498
2001        Mar                        114.636
2001        Apr                       113.5501
2001        May                        110.919
2001        Jun                       113.4934
2001        Jul                       115.4725
2001        Aug                       121.6979
2001        Sep                       120.6055
2001        Oct                       119.4027
2001        Nov                       119.1776
2001        Dec                       112.4264

Across the top center of the chart there is the following wording:] Shorter Interruptions (Duration)

[Above the linear regression line is the following word:] Trend

[Along the x-axis of the chart is the following phrase:] 60% Improvement [Next Section]
Create a High Performing Organization
- Develop leadership skills across the organization
- Establish robust performance management program across the organization

Maintain a Safe Environment
Exelon Energy Delivery targets first quartile in safety by year end 2004

OSHA Lost Workday Case Rate Targets

[Below this header is a bar graph depicting the expected decreasing trend in Exelon Energy Deliveries' Customer Satisfaction Index Goal as compared to the 1st Quartile. The graph shows Exelon Energy Deliveries' 2001 Actual OSHA Lost Workday Case Rate of 2.21 and the OSHA Lost Workday Case Rate Target for the years 2002 through 2004 trending downward, dipping below the 1st Quartile at
0.69 in 2004.

                      2001 actual  2002 target   2003 target        2004 target
Rate                         2.21         1.39          1.06               0.69
1st quartile = 0.70

To the right of the graph the following key strategy is noted:]

Key Strategy
o Increase management's visible involvement and leadership of safety

Performance History - Safety

[Below this header are two line graphs depicting ComEd and PECO's reduction in OSHA Recordable Incidence Rates and Lost Workday Case Rates from the 1999 through 2001. The rate is defined as the number of incidents per 100 employees.]

OSHA Recordable Incidence Rate
[                             1999               2000              2001
ComEd                         5.66               5.50              3.46
PECO                          2.46               2.31              1.48

Below this chart are the following words:]

ComEd-38% reduction
PECO-40% reduction
[Next Section]
Lost Workday Case Rate
[                             1999               2000              2001
ComEd                         4.17               3.92              2.48
PECO                          1.27               0.86              0.76

Below this chart are the following words:]

ComEd-41% reduction
PECO-40% reduction
[Next Section]
Maximize Financial Returns

- Minimize operating & maintenance costs
- Optimize capital investment
- Grow net operating margin
- Increase earnings per share

PECO and ComEd each contribute to the financial success of EED and Exelon. By seeking ways to work more efficiently and to control costs, every employee can help achieve EED and Exelon financial goals.

Exelon Energy Delivery targets 2nd quartile in total cost per customer by year end 2004; first quartile by year end 2006

Total Cost per Customer Targets

[Below this header is a bar graph depicting the expected decreasing trend in Exelon Energy Deliveries' Total Cost per Customer Targets as compared to the 2nd Quartile. The graph shows

Exelon Energy Deliveries' 2001 Actual Total Cost per Customer of $519 and the Total Cost per Customer Targets for the years 2002 through 2004 trending downward, equaling the 2nd Quartile at $424 in 2004.

                     2001 actual     2002 target    2003 target    2004 target
                             519             468           439             424
2nd quartile = 424

To the right of the graph the following goals are outlined:]

Goal: To reduce O&M expenses $300 million and capital expenses $175 million by year end 2004

O&M and Margin Growth Expenses

[Below this header is a bar graph depicting Exelon Energy Deliveries' O&M and Margin Growth Expenses from 2001 through 2004. Margin Growth O&M Expenses are defined as those expenses relating to value-added products/services that are expected to add incremental income.

                                 2001 actual    2002 estimate     2003 estimate      2004 estimate
                                 ------------------------------------------------------------------
Total                                 1.578              1.52              1.52               1.48
                                 ------------------------------------------------------------------
Margin Growth O&M Expenses            0.010              0.03              0.06               0.08
All Other O&M Expenses                1.568              1.49              1.46               1.40

To the right of the graph are the following words:]
EED Financial Growth Outlook

                                                                 CAGR 2002-2004E
Revenue                                                                 1.7-1.9%
Gross Margin (Revenue net Fuel)                                             1.0%
EBIT                                                                    2.2-2.4%
Net Income                                                              5.4-5.6%
E=Estimate; CAGR=Compound Annual Growth Rate

[Area 3]

Regulatory Initiatives

Constructive Regulatory Environments
     Pennsylvania
     -Unbundled rates, electric choice for all customers since January 2000 -Transmission and Distribution rate cap through 2006
     -Generation rate cap, collection of stranded investment through 2010

     Illinois
     -Open access, electric choice for all customers since May 2002 -Bundled rates frozen through 2006

     -Transition charges, calculated on "lost revenues" basis, end in 2006

Competition Is Growing Unevenly

     Pennsylvania Shopping (June 2002) Mass Market
     - 309,000 customers
     - 16% of mass market load (MWs)

     Large Commercial & Industrial (C&I)
     - 150 customers
     - 6% of large C&I load (MWs)

     Illinois Shopping (June 2002)
     Mass Market
     - 20,600 customers
     - 14% of mass market deliveries (KWhs)

     Large Commercial & Industrial
     - 1,000 customers
     - 48% of large C&I deliveries (KWhs)

Regulatory Developments - State Level

     Illinois Provider of Last Resort (POLR) proposal
     - Offer fixed-price service for mass-market customers
     - Petitioned Illinois Commerce Commission to declare large C&I class (usage at or above 3 MW) competitive
          - Implementation would begin June 2003; fully implement June 2006
          - Covers about 370 customers representing a 2,500 MW load (about 12% of system peak load)
     - Free up capacity in Midwest for competitors

     Pennsylvania switching requirement for 50% of residential/commercial customers by January 2003

     - Will request approval to make customers available to interested suppliers to meet one-time requirement

     [Area 4]

Energy Delivery - Building for the Future

Achieve High System Reliability
Exelon Energy Delivery targets 2nd quartile in outage frequency and duration by year end 2004
o Minimize duration of interruptions

o Minimize frequency of interruptions
o Implement targeted reliability improvements
o Invest in technology improvements such as outage management system (OMS)
o Improve distribution circuit and targeted customer programs

Safe, Reliable Service
+ Industry Leading Customer Care
+ Solid Financial Management
+ Experienced Management Team
------------------------------------------
Stable Earnings Contributions

Customer Outage Frequency (SAIFI)* Targets

[Below this header is a bar graph depicting the expected decreasing trend in Exelon Energy Deliveries' Customer Outage Frequency (SAIFI) Targets and compared to the 2nd Quartile.

                             2001 actual     2002 target       2003 target        2004 target
Index                               1.26            1.05              0.97               0.94]
2nd quartile = 1.1

[Below this table are the following words:]
* System Average Interruption Frequency Index

Customer Outage Duration (CAIDI)* Targets

[Below this header is a bar graph depicting the expected decreasing trend in Exelon Energy Deliveries' Customer Outage Duration (CAIDI) Targets and compared to the 2nd Quartile.

                            2001 actual       2002 target        2003 target       2004 target
Minutes                             110                98                90                 82]
2nd quartile = 82

[Below the table are the following words:]
* Customer Average Interruption Duration Index

EED Capital Expenditure Program

[Below this header is a stacked vertical bar chart showing EED's Capital Expenditure Program in billions of dollars for 2001 actual expenditures and estimated expenditures from 2002 through 2004. The bars are differentiated by Reliability/Maintenance and New Business.

                             2001 actual     2002 estimate      2003 estimate     2004 estimate
$ billions
                             --------------------------------------------------------------------
Total                                 1.1              1.1                1.0               1.0
                             -------------------------------------------------------------------
New Business                          0.4              0.5                0.4               0.4




Reliability/Maintenance               0.7              0.6                0.6               0.6]

[Next Section]
This publication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future ?nancial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's ?lings with the Securities and Exchange Commission, particularly those factors discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations-Outlook" in Exelon's 2001 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to re?ect events or circumstances after the date of this publication.

A publication of the Exelon Investor Relations Department. Linda C. Byus, Vice President; Marybeth M. Flater, Manager; Isabel Fabre, Sr. Analyst; Ronald P. Torres, Sr. Analyst For more information, call 312-394-2345 or fax 312-394-4082.

Exelon Corporation
10 S. Dearborn
P.O. Box 805379
Chicago, IL 60680-5379
Phone 312-394-7398
www.exeloncorp.com